UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2026

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56272	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement.

Loan Interest Rate Modification

As previously disclosed, PHR TCI, LLC, a Delaware limited liability company and wholly-owned subsidiary of Procaccianti Hotel REIT, Inc. (the “Company”), as borrower, and Berkshire Bank, as lender, entered into a Commercial Real Estate Mortgage Loan Agreement (the “Refinancing Loan”) and related promissory note (the “Refinancing Note”) with respect to the Hotel Indigo Traverse City located in Traverse City, Michigan (the “Traverse City Hotel”). The Refinancing Loan and the Refinancing Note were described in, and filed as exhibits to, the Company’s Current Report on Form 8-K filed on June 10, 2024.

On May 6, 2026, PHR TCI, LLC, as borrower, and Beacon Bank & Trust, successor by merger to Berkshire Bank (the “Lender”), as lender, entered into a Change in Terms Agreement (the “Change in Terms Agreement”) with respect to the Refinancing Loan and the Refinancing Note. Effective as of the date of the Change in Terms Agreement, the interest rate applicable to the Refinancing Loan was reduced to a fixed rate of 6.50% per annum for the remainder of the initial term of the Refinancing Loan, which currently matures on June 6, 2027.

As of the date of the Change in Terms Agreement, the outstanding principal balance of the Refinancing Loan remains $15,600,000. Except as described above, the Change in Terms Agreement does not modify the stated maturity date, the collateral securing the Refinancing Loan, the Refinancing Corporate Guaranty provided by the Company, or any other material terms of the Refinancing Loan or the Refinancing Note, all of which remain in full force and effect as previously disclosed.

The foregoing summary of the Change in Terms Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Change in Terms Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Change in Terms Agreement, dated May 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: May 12, 2026	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer